Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $1,356,097,150.71   $5,260,000,000.00
    Current Floating Allocation Pct.            20.49693527%        79.50306473%

   Total Adjusted Principal Collections     $549,658,817.11   $2,595,921,233.35

   Principal Default Amounts                    $236,124.70         $915,875.30
    As a Percentage of Collections               0.04295841%         0.03528132%

   Monthly Principal Amortized                                  $200,000,000.00

   Ending Principal Receivables           $2,198,931,896.90   $5,060,000,000.00
    New Floating Allocation Pct.                30.29277486%        69.70722514%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $10,867,269.04      $42,151,725.71
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $6,616,097,150.71
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,145,580,050.46
    Payment Rate                                                          47.54%
    Principal Collections                                     $2,840,493,399.68
    Principal Collection Adjustments                            $301,236,934.83
    Principal Collections for Status Dealer Accounts              $3,849,715.95

   Principal Default Amounts                                      $1,152,000.00
    As a Percentage of Collections                                   0.03662282%

   Aggregate New Principal Receivables                        $3,789,566,796.65

   Ending Principal Receivables                               $7,258,931,896.90
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $53,018,994.75
    Interest Collections                                         $52,811,784.19
    Interest Collections for Status Dealer Accounts                 $207,210.56
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                           9.62%

   Used Vehicle Principal Receivables Balance                   $105,156,378.62
                                                                           1.45%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $12,106,417.60
    Principal Collections                                         $3,849,715.95
    Principal Write Offs                                          $1,152,000.00
    Interest Collections                                            $207,210.56
   Ending Balance                                                 $7,104,701.65

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $584,444,444.45
   Required Subordinated Amount                                 $584,444,444.45

   Required Participation  4.00%                                $218,400,000.00
   Required Participation and Subordinated Amount               $802,844,444.45
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $2,198,931,896.90
    Current Participation Percentage                                     273.89%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                                 $560,526,086.15
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                        $560,526,086.15
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          12.09172087%

   Total Adjusted Principal collections                         $475,443,449.33
   Principal Default Amounts                                        $139,296.62
   Total Interest Collections                                     $6,410,908.85

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,410,908.85
    Investment and Net Swap Proceeds                              $2,097,210.17
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,008,119.02

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $139,296.62
   Current Investor Default Amount Paid                             $139,296.62
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,806,322.40

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $128,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                               $200,000,000.00
   Principal Funding Account Balance                            $400,000,000.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   0.600000000000

   Interest Funding Account Balance                              $17,187,500.01
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                          10.58025576%

   Total Adjusted Principal collections                         $332,810,414.53
   Principal Default Amounts                                        $121,884.55
   Total Interest Collections                                     $5,609,545.25

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $5,609,545.25
    Investment and Net Swap Proceeds                              $1,291,009.49
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,700,554.74

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $121,884.55
   Current Investor Default Amount Paid                             $121,884.55
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,893,253.53

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $25,812,499.98
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $25,812,499.98
   Interest Payment Amount Paid                                  $25,812,499.98
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $36.87499997
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $36.87499997
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          15.11465109%

   Total Adjusted Principal collections                         $475,443,449.33
   Principal Default Amounts                                        $174,120.78
   Total Interest Collections                                     $8,013,636.07

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,013,636.07
    Investment and Net Swap Proceeds                              $1,017,719.84
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,531,355.91

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.8575%
    Days in Interest Period                                                  29
   Current Interest Due                                           $4,718,541.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $681,180.56
   Current Interest Paid                                          $5,399,722.23
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $174,120.78
   Current Investor Default Amount Paid                             $174,120.78
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,624,179.57

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $14,969,166.67
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $14,969,166.67
   Interest Payment Amount Paid                                  $14,969,166.67
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $14.96916667
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $14.96916667
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          15.11465109%

   Total Adjusted Principal collections                         $475,443,449.33
   Principal Default Amounts                                        $174,120.78
   Total Interest Collections                                     $8,013,636.07

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,013,636.07
    Investment and Net Swap Proceeds                                 $30,958.26
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,544,594.33

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                      $986,111.11
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,430,555.56
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $174,120.78
   Current Investor Default Amount Paid                             $174,120.78
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,606,584.66

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $9,263,888.89
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid               $1,569,444.45
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          12.09172087%

   Total Adjusted Principal collections                         $380,354,759.47
   Principal Default Amounts                                        $139,296.62
   Total Interest Collections                                     $6,410,908.85

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,410,908.85
    Investment and Net Swap Proceeds                                 $24,022.09
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,234,930.94

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                      $122,222.23
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,544,444.44
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $139,296.62
   Current Investor Default Amount Paid                             $139,296.62
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,084,523.21

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $7,211,111.11
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $122,222.23
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          14.51006504%

   Total Adjusted Principal collections                         $456,425,711.36
   Principal Default Amounts                                        $167,155.95
   Total Interest Collections                                     $7,693,090.62

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $7,693,090.62
    Investment and Net Swap Proceeds                                 $29,721.12
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $11,082,811.74

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     5.6300%
    Days in Interest Period                                                  29
   Current Interest Due                                           $4,353,866.67
   Net Trust Swap Receipts not req. to be paid                      $100,533.34
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,253,333.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $167,155.95
   Current Investor Default Amount Paid                             $167,155.95
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,502,322.46

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       10/02/96 03:54 pm
 Investor Reporting System  v2.5     Monthly Statement            09/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $8,893,333.33
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $264,800.01
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000